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Exhibit 4.1

NUMBER				SHARES
– 000 –				– N/A –
THIS CERTIFICATE REFLECTS A NAME CHANGE TO ENCISION INC. EFFECTIVE 8/01/00
ELECTROSCOPE, INC.
Incorporated Under the Laws of the State of Colorado
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 29254Q 10 4
This Certifies that SPECIMEN

Is The Owner of XXXXXXXXXXXXXXXX
FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF ELECTROSCOPE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.
Dated: .
COUNTERSIGNED AND REGISTERED:
American Securities Transfer & Trust, Inc. P.O. Box 1598 Denver, Colorado 80201
By:
	/s/ KART HAWKINS		/s/ PATRICK F. CRANE
	Secretary	[SEAL]	President

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS IN WRITING, THE POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AND THE AUTHORITY OF THE CORPORATION'S BOARD OF DIRECTORS TO DETERMINE SUCH MATTERS FOR FUTURE CLASSES OR SERIES.

ELECTROSCOPE, INC.

For Value Received                                                                      hereby sell, assign and transfer unto

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.
Dated	,

NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

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  Exhibit 4.1